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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         -------------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT: OCTOBER 24, 2002                     COMMISSION FILE NO. 2-28596
(DATE OF EARLIEST EVENT REPORTED: OCTOBER 24, 2002)


                        NATIONWIDE LIFE INSURANCE COMPANY
             (Exact name of registrant as specified in its charter)


             OHIO                                        31-4156830
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)


                              ONE NATIONWIDE PLAZA
                              COLUMBUS, OHIO 43215
                                 (614) 249-7111
               (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)
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ITEM 5. OTHER EVENTS.

On October 24, 2002, Nationwide Life Insurance Company announced that due to the sustained weakness in the equity markets, it intends record an acceleration in amortization of deferred policy acquisition costs in the third quarter. The after-tax amount of accelerated amortization is expected to be $225.6 million.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               NATIONWIDE LIFE INSURANCE COMPANY
                                               ---------------------------------
                                                         (Registrant)



Date: October 24, 2002    /s/ Mark R. Thresher
                          ------------------------------------------------------
                          Mark R. Thresher
                          Senior Vice President - Finance - Nationwide Financial
                          (Chief Accounting Officer)